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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                FEBRUARY 2, 1998



                               POPE & TALBOT, INC.
               (Exact name of registrant as specified in charter)



             DELAWARE                       1-7852                94-0777139
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)


           1500 S.W. FIRST AVENUE
              PORTLAND, OREGON                                          97201
  (Address of principal executive offices)                            (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      NONE
         (Former name or former address, if changed since last report.)


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Item 2.       Acquisition or Disposition of Assets

              On February 2, 1998, Pope & Talbot, Inc. (the "Registrant"), through its indirect wholly-owned Canadian subsidiary, Pope & Talbot Pulp Ltd., acquired 6,764,759 common shares of Harmac Pacific Inc. ("Harmac") pursuant to Pope & Talbot Pulp Ltd.'s Offer to Purchase 6,450,000 Common Shares of Harmac (the "Offer"), dated December 20, 1997. As a result, as of February 2, 1998, the Registrant indirectly owned 8,413,459 Harmac common shares, which represented approximately 53 percent of Harmac's outstanding common shares.

              On January 29, 1998, Pope & Talbot Pulp Ltd. was informed by the Depository under the Offer that approximately 7,640,000 common shares of Harmac were tendered to the Depository prior to the expiry time. Pope & Talbot Pulp Ltd. exercised its option pursuant to the terms of the Offer to acquire the maximum number of shares which represent, together with the 1,648,700 shares already owned by the Registrant's indirect wholly-owned Canadian subsidiary, Pope & Talbot Ltd., approximately 53 percent of the Harmac common shares outstanding. In accordance with the terms of the Offer, Pope & Talbot Pulp Ltd. paid $11.50 Canadian dollars per common share of Harmac, or $77.8 million Canadian dollars (approximately $53.4 million U.S. dollars) on February 2, 1998. The payment for the Harmac shares was made from the Registrant's existing cash and cash equivalent balances and supplemented with borrowings of approximately $20 million under the Registrant's revolving-credit agreement with U.S. Bank National Association.

              Harmac common shares are publicly traded on the Toronto, Vancouver and Montreal Stock Exchanges. Harmac operates a 370,000 metric ton capacity kraft pulp mill located in Nanaimo, British Columbia, on the east coast of Vancouver Island. The Registrant intends to continue to operate Harmac's Nanaimo pulp mill and, where synergies exist, to work together to gain marketing, operational and administrative efficiencies between Harmac and the the Registrant's existing pulp operations at Halsey, Oregon.

              The description contained herein of the terms of the Offer is qualified in its entirety by reference to the Offer to Purchase and Circular, dated December 20, 1997, which is incorporated by reference as an exhibit to this report.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than April 17, 1998.

(b)           Pro Forma Financial Information

              As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the proforma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than April 17, 1998.


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(c)           Exhibits

                99.1  - Offer to Purchase and Circular, dated December 20,
                        1997 (Incorporated herein by reference to Exhibit 1 to Schedule 14D-1F filed with the Securities and Exchange Commission on December 22, 1997 by Pope & Talbot Pulp Ltd.)

                99.2  - Press Release issued by Pope & Talbot, Inc. on January
                        30, 1998.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 13, 1998.

                                       POPE & TALBOT, INC.
                                       -----------------------------------------
                                               Registrant



                                    By /s/ Robert J. Day
                                       -----------------------------------------
                                       Name:   Robert J. Day
                                       Title:  Senior Vice President and
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.    Description
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99.2           Press Release issued by Pope & Talbot, Inc. on January 30, 1998.